UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 31, 2024

EPAM SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-35418	22-3536104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 University Drive	Suite 202	18940
Newtown	Pennsylvania
(Address of principal executive offices)		(Zip Code)

267-759-9000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.001 per share	EPAM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders
EPAM Systems, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 31, 2024 (the “2024 Annual Meeting”). As of the April 2, 2024 record date, a total of 57,925,778 shares of the Company’s common stock were entitled to vote on matters presented to stockholders at the 2024 Annual Meeting. The proposals presented at the 2024 Annual Meeting are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 16, 2024 (the “Proxy Statement”). A summary of the final voting results for each matter follows.
Election of Directors
The Company’s stockholders voted to elect Arkadiy Dobkin, DeAnne Aguirre, Chandra McMahon, and Robert E. Segert to serve as Class III directors, holding office for a three-year term until the annual meeting of stockholders in 2027, or until their successors are elected and qualified. Votes cast were as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Arkadiy Dobkin	45,476,273	2,050,182	66,001	4,870,076
DeAnne Aguirre	45,143,218	2,418,711	30,527	4,870,076
Chandra McMahon	47,453,388	108,592	30,476	4,870,076
Robert E. Segert	37,515,499	10,045,449	31,508	4,870,076
Ratification of Appointment of Independent Auditors
Stockholders of the Company ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. Votes cast were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,998,764	1,431,546	32,222	—
Advisory Vote to Approve Executive Compensation
The Company’s stockholders voted, on an advisory basis, to approve the compensation for the Company’s named executive officers for the fiscal year ended December 31, 2023 as disclosed in the Company’s Proxy Statement. Votes cast were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
44,612,699	2,933,444	46,313	4,870,076
Advisory Vote on a Stockholder Proposal to Declassify our Board of Directors and Elect Each Director Annually
The Company’s stockholders voted, on an advisory basis, to approve the stockholder proposal requesting Board action to eliminate the classified Board by approving amendments to the Amended and Restated Certificate of Incorporation of the Company. Votes cast were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
46,191,132	1,034,302	172,760	4,870,076
With regard to the results of the stockholder declassification proposal, the Board, consistent with its fiduciary duties, will reexamine its position with respect to the classified board structure.
Item 8.01. Other Events
Effective June 1, 2024, the Board effected several leadership and committee changes. Richard Michael Mayoras was appointed Lead Independent Director, replacing Ronald Vargo, who remains on the Board as an independent director. Mr. Vargo was appointed as the Chairman of the Nominating and Corporate Governance Committee of the Board (“NGC Committee”), assuming the role from Robert E. Segert, who will continue to serve as an independent director and a member of the NGC Committee.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2024

By:	/s/ Edward F. Rockwell
Name:	Edward F. Rockwell
Title:	SVP, General Counsel and Corporate Secretary